Exhibit 99.1

SHAP 2018-1, LLC CFMT 2020-HB4 Due Diligence Review

December 3, 2020

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2020 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

SHAP 2018-1 LLC, CFMT 2020-HB4 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 2,681 Home Equity Conversion Mortgage loans (“HECMs”) owned by SHAP 2018-1, LLC (“Client”). 2,242 of the HECMs in the HECM portfolio are sub-serviced by Compu-Link Corporation, d/b/a Celink (“Celink”) and 439 of the HECMs in the HECM portfolio are sub-serviced by Reverse Mortgage Solutions, Inc. (“RMS”). The review included review of data, documentation and images provided by the sub-servicers, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. Due diligence also included an order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. It also included data driven lien searches and current owner title searches retrieved by AMC. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 25% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 2,797 HECMs to 2,681 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. The 116 drops were requested by SHAP 2018-1, LLC. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

Procedures

1.	Obtain a data tape from SHAP 2018-1, LLC, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the applicable sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

MIP Rate

From a sample of 406 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 09/30/2020 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 406 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 09/30/2020 to the value represented in the data tape. AMC identified 217 instances where the Current UPB was found to have a variance compared to the data tape. All 217 variances were cleared when Client provided an updated data tape. There were no exceptions remaining.

Current Interest Rate

From a sample of 406 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 09/30/2020 to the value represented in the data tape. AMC identified 274 instances where the Current Interest Rate was found to have a variance compared to the data tape. 272 variances were cleared when Client provided an updated data tape. There were two (2) remaining data discrepancies noted. There were no other exceptions noted.

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Marketable Title Date

From a sample of 406 HECMs, AMC identified ten (10) HECMs with marketable title dates. AMC reviewed servicing system screen shots or the servicing system for the ten (10) HECMs and compared the marketable title date represented in the screen shot or servicing system as of 09/30/2020 to the value represented in the data tape. There were seven (7) exceptions, one (1) due to discrepancies between the tape data and the due diligence findings and six (6) due to no documentation being provided to support the due diligence. There were no other exceptions noted.

Loan Status

From a sample of 406 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. There were thirty-one (31) data discrepancies identified.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount

•	Called Due Date

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

Max Claim Amount

From a sample of 406 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. No exceptions were identified.

Called Due Date

From a sample of 406 HECMs, AMC identified 311 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by SHAP 2018-1, LLC. AMC noted ninety (90) exceptions. Eighty-four (84) of the exceptions were due to data discrepancies between the tape data and the due diligence findings and six (6) exceptions were due to no documentation being provided to support the due diligence. No other exceptions were noted.

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UPB at Called Due Date

From a sample of 406 HECMs, AMC identified 311 HECMs with a UPB at Called Due Date in the data tape.  AMC reviewed a screen shot provided by SHAP 2018-1, LLC representing the HECM balance history and compared the UPB at the time of the Called Due Date represented in the screen shot to the value represented in the data tape.  There were sixty-eight (68) exceptions noted. Sixty-one (61) exceptions were due to data discrepancies between the tape data and the audit findings. Seven (7) exceptions were due to no documentation being provided to support the due diligence. No other exceptions were noted.

Original Note Rate

From a sample of 406 HECMs, AMC reviewed the original Note provided by SHAP 2018-1, LLC. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by SHAP 2018-1, LLC. There were two (2) exceptions noted. One (1) exception was due to missing documentation and one (1) exception was due to a data discrepancy between the tape data and the audit findings. No other exceptions were noted.

Margin (on adjustable rate HECMs)

From a sample of 406 HECMs, AMC identified 341 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the 341 HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape data provided by SHAP 2018-1, LLC. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 406 HECMs, AMC identified 341 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the HECMs. AMC compared the Index represented in the Note to the Index represented in the tape data provided by SHAP 2018-1, LLC. There were no exceptions noted.

Debenture Rate

From a sample of 406 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Foreclosure First Legal Date

From a sample of 406 HECMs, AMC identified 126 HECMs with a Foreclosure First Legal Date. AMC reviewed the 126 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by SHAP 2018-1, LLC. There were thirty-four (34) exceptions identified: four (4) due to data discrepancies between the tape data and the audit findings and thirty (30) exceptions due to missing documentation. No other exceptions were noted.

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Closing Date

From a sample of 406 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the applicable sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. AMC identified two (2) exceptions due to discrepancies between the documentation provided and the data tape. There were no other exceptions noted.

Amortization Type

From a sample of 406 HECMs, AMC reviewed the Original Note provided by SHAP 2018-1, LLC. AMC compared the Amortization Type represented in the Note and Riders to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

FHA Case Number

From a sample of 406 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Original Principal Limit

From a sample of 406 HECMs, AMC reviewed HERMIT screen shots from the applicable sub-servicer to determine the Original Principal Limit and compared the Original Principal Limit to the tape data provided by SHAP 2018-1, LLC. AMC identified 309 instances where the Original Principal Limit was found to have a variance compared to the data tape. 304 of the variances were cleared when Client provided an updated data tape. There were five (5) exceptions noted due to data discrepancies. There were no other exceptions noted.

2.	Obtain and review FHA reporting from SHAP 2018-1, LLC and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 2,681 assets in the Securitization Population. There were six (6) exceptions noted where HERMIT identified that the endorsement had been terminated as of 09/30/2020. There were no additional exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 406 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC identified 171 unique HECMs with exceptions. Seven (7) exceptions were due to missing documents. 124 variances were due to a date and amount discrepancy. Forty (40) variances were due to a date discrepancy. No other exceptions were noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

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4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 396 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. AMC identified a total of 292 exceptions. 137 variances were due to the property inspection report reflecting a different result than the data tape and 155 HECMs had an inspection that was not provided or could not be located by the applicable sub-servicer for review. The variances identified were shared with SHAP 2018-1, LLC. SHAP 2018-1, LLC explained that the occupancy status reflected on the data tape represented the result of a difference in system report compared to the outcome found on the property inspections. Celink and RMS do not currently store inspection-based occupancy data in their servicing platforms. The different occupancy data sources have resulted in the high variance rates.

Below is a summary of the findings:

Tape Data	Audit Data	Count
Non-Occupied	Mortgagor Occupied	16
Non-Occupied	N/A	6
Non-Occupied	Non-Occupied	9
Non-Occupied	Occupied	24
Non-Occupied	Tenant Occupied	79
Non-Occupied	Unknown	1
Non-Occupied	Vacant	30
Non-Occupied	No documentation provided	88
Occupied	Mortgagor Occupied	7
Occupied	N/A	3
Occupied	Occupied	23
Occupied	Tenant Occupied	35
Occupied	Unknown	3
Occupied	Vacant	5
Occupied	No documentation provided	67
	Total	396

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by SHAP 2018-1, LLC.

From a sample of 396 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. The due diligence results

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identified forty-four (44) variances. Forty-two (42) variances were due to missing documentation and two (2) variances were due to data discrepancies. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

a.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 382 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 382 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by SHAP 2018-1, LLC. AMC identified thirty-five (35) exceptions. On twenty-five (25) of the thirty-five (35) exceptions, SHAP 2018-1, LLC was unable to provide over-allowable approvals to support associated advances. On ten (10) of the exceptions, SHAP 2018-1, LLC was unable to provide documentation to support the advance. There were no other exceptions noted.

b.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 317 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from each of those 317 HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system A total of twenty-two (22) exceptions were originally identified. Eleven (11) exceptions were subsequently cleared after SHAP 2018-1, LLC explained its practice on payment of tax bill fees and related mailing charges in combination with a tax payment. Ten (10) exceptions where due to no documentation being provided to support the advance and the remaining one (1) exception was due to a data discrepancy. There were no other exceptions noted.

c.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 394 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from each of those 394 HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. There were seventy-six (76) exceptions identified. Sixty-three (63) exceptions were unable to be supported with documentation. The remaining thirteen (13) exceptions were due to data discrepancies. There were no other exceptions noted.

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6.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 125% to include a 25% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 336 HECMs were ordered for HECMs in the Securitization Population. Of the 336 BPOs, fourteen (14) were not received from the valuation vender during the due diligence timeframe provided. The results of all the valuations received have been provided to SHAP 2018-1, LLC.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

title REVIEW results

As requested by the Client, an AMC Title Diligence Review and/or Black Knight lien search was included in AMC’s scope of review on all HECMs in the Securitization Population. 807 HECMs received an AMC Title Diligence Review utilizing a current owner’s title search and supporting materials provided by Client. 1,874 HECMs received a Black Knight Lien Alert report.

SUMMARY (2,681 HECMs)

AMC Diligence Title Review Summary (807 HECMs)

To facilitate the title review on the 807 HECMs, the Client provided AMC with identifying data on 807 HECMs. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

There were thirty-six (36) HECMs that were determined to have critical findings based on the scope of reviews set forth herein. The results of the review were provided to Client for which Client confirmed that all thirty-six (36) HECMs are either in an REO status or liquidated.

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BLACK KNIGHT SUMMARY (1,874 HECMs)

As part of the due diligence services, the Client provided AMC with identifying data on 1,874 HECMs and a Black Knight Lien Alert was obtained for these assets. The title evidence obtained indicated that there were no critical exceptions related to lien position on these 1,874 HECMs.

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